Royce Total Return Fund
          Supplement to Prospectus dated April 30, 1997


In accordance with its dual objective of capital appreciation (realized and unrealized) and current income, Royce Total Return Fund will normally invest at least 65% of its assets in common
stocks and convertible securities.   At least  90% of these
securities will be income-producing, and at least 65% will be issued by companies with stock market capitalizations under $1 billion at the time of investment. The remainder of the Fund's assets may be invested in securities with higher stock market capitalizations, non-dividend-paying common stocks
and  non-convertible securities.   While most of the Fund's
securities will be income-producing, the composite yield of the Fund will vary and may be either higher or lower than the composite yield of the stocks in the S&P 500.


September 25, 1997